Exhibit 99.1
Press Release
FOR IMMEDIATE RELEASE

SGH REPORTS SECOND QUARTER FISCAL 2022 FINANCIAL RESULTS
8th Consecutive Quarter of Year-over-Year Revenue Growth;
Board of Directors Approves $75 Million Share Repurchase Authorization

Milpitas, Calif. – April 5, 2022 – SMART Global Holdings, Inc. ("SGH" or the "Company") (NASDAQ: SGH) today reported financial results for the second quarter of fiscal 2022. Per share measures for all periods reflect the effect of the February 2022 two-for-one share split.

Second Quarter Fiscal 2022 Highlights

•Net sales of $449 million, up 48% versus the year ago quarter
•GAAP gross margin of 25.1%, up 750 basis points versus the year ago quarter
•Non-GAAP gross margin of 26.0%, up 660 basis points versus the year ago quarter
•GAAP EPS of $0.04, down 67% versus the year ago quarter
•Non-GAAP EPS of $0.87, up 98% versus the year ago quarter

YTD Fiscal 2022 Highlights

•Net sales of $919 million, up 54% versus the year ago period
•GAAP gross margin of 25.6%, up 780 basis points versus the year ago period
•Non-GAAP gross margin of 26.5%, up 750 basis points versus the year ago period
•GAAP EPS of $0.40, up 150% versus the year ago period
•Non-GAAP EPS of $1.95, up 135% versus the year ago period

"We delivered solid financial results for the second quarter of fiscal 2022, culminating a strong first half of the fiscal year, and demonstrating the strength of our growth and diversification strategy," commented CEO Mark Adams. "The results reflect our commitment to operational excellence by focusing on specialty solutions targeting growth markets such as AI, machine learning, data analytics, enterprise storage and edge/IoT. Across all of our businesses, we are investing to capitalize on the growth opportunities in these market segments. In addition, our Board approved a $75 million share repurchase authorization, reflecting their confidence in the strength of our financial position while providing us the flexibility to return capital to our shareholders in a disciplined manner."

Under the share repurchase authorization, the Company may repurchase its outstanding ordinary shares from time to time through open market purchases, privately-negotiated transactions or otherwise. The share repurchase authorization has no expiration date but may be suspended or terminated by the Board of Directors at any time.

During the second quarter, the Company issued a share dividend of one ordinary share for every one outstanding ordinary share owned. Ordinary shares and per share data in this press release have been adjusted for the impact of the share dividend.

Quarterly Financial Results

	GAAP (1)			Non-GAAP (2)
(in millions, except per share amounts)	Q2 FY22	Q1 FY22	Q2 FY21	Q2 FY22	Q1 FY22	Q2 FY21
Net sales	$449.2	$469.9	$304.0	$449.2	$469.9	$304.0
Gross profit	112.7	122.2	53.5	116.9	127.0	59.3
Operating income	16.8	34.8	12.9	57.4	69.2	27.2
Net income attributable to SGH	2.5	20.0	5.8	47.6	56.3	21.9
Diluted earnings per share (3)	$0.04	$0.37	$0.12	$0.87	$1.08	$0.44
(1)GAAP represents U.S. Generally Accepted Accounting Principles.
(2)Non-GAAP represents GAAP excluding the impact of certain activities. Further information regarding our use of non-GAAP measures and reconciliations between GAAP and non-GAAP measures is included within this press release.
(3)Diluted earnings per share reflect the impact of the share dividend.

Business Outlook

As of April 5, 2022, SGH is providing the following financial outlook for its third quarter of fiscal 2022:

	GAAP Outlook	Adjustments		Non-GAAP Outlook
Net sales	$435 to $475 million	—		$435 to $475 million
Gross margin	23% to 25%	1%	(A)	24% to 26%
Diluted earnings per share	$0.35 +/- $0.08	$0.40	(A)(B)(C)	$0.75 +/- $0.08
Diluted shares	57 million	(3) million		54 million

Non-GAAP adjustments: (in millions)
(A) Share-based compensation and amortization of acquisition-related intangibles included in cost of sales	$4
(B) Share-based compensation and amortization of acquisition-related intangibles included in R&D and SG&A	11
(C) Amortization of debt discount and other costs	5
$20

Second Quarter Fiscal 2022 Earnings Conference Call and Webcast Details

SGH will hold a conference call and webcast to discuss the Q2 fiscal 2022 results and related matters at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time) on Tuesday, April 5, 2022. Interested parties may access the call by dialing +1-888-550-5584 in the U.S. or +1-646-960-0157 from international locations using access code 2316162. The webcast link is located on the SGH Investor Relations section of our website at https://sghcorp.com. We will also post the presentation to our website prior to the call.

Shortly after the conclusion of the conference call, a replay of the audio webcast will be available on the SGH Investor Relations website for approximately seven days.

Use of Forward-Looking Statements

This press release contains, and statements made during the above-referenced conference call will contain, "forward-looking statements," including, among other things, statements regarding future events and the future financial performance of SGH (including the business outlook for the next fiscal quarter) and statements regarding growth drivers in SGH's industries and markets. These forward-looking statements are based on current expectations and preliminary assumptions that are subject to factors and uncertainties that could cause actual results to differ materially from those described in these forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside SGH's control, including, among others: global business and economic conditions and growth trends in technology and lighting industries, our customer markets and various geographic regions; uncertainties in the geopolitical environment; disruptions in our operations or our supply chain as a result of COVID-19 pandemic or otherwise; changes in trade regulations or adverse developments in international trade relations and agreements; changes in currency exchange rates; overall information technology spending; appropriations for government spending; the success of our strategic initiatives including additional investments in new products and additional capacity; acquisitions of companies or technologies, the failure to successfully integrate and operate them, or customers' negative reactions to them; limitations on or changes in the availability of supply of materials and components; fluctuations in material costs; the temporary or volatile nature of pricing trends in memory or elsewhere; deterioration in customer relationships; production or manufacturing difficulties; competitive factors; technological changes; difficulties with or delays in the introduction of new products; slowing or contraction of growth in the memory market in Brazil; reduction in or termination of incentives for local manufacturing in Brazil; changes to applicable tax regimes or rates; prices for the end products of our customers; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors; the inability to maintain or expand government business; and other factors and risks detailed in SGH's filings with the U.S. Securities and Exchange Commission, which include SGH's most recent reports on Form 10-K and Form 10-Q, including SGH's future filings.

Such factors and risks as outlined above and in such filings do not constitute all factors and risks that could cause actual results of SGH to be materially different from our forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements are made as of today, and SGH does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Statement Regarding Use of Non-GAAP Financial Measures

SGH management uses non-GAAP measures to supplement SGH's financial results under GAAP. Management uses these measures to analyze its operations and make decisions as to future operational plans, and believes that this supplemental non-GAAP information is useful to investors in analyzing and assessing the Company's past and future operating performance. These non-GAAP measures exclude certain items, such as share-based compensation expense, amortization of acquisition-related intangible assets (consisting of amortization of developed technology, customer relationships, trademarks/trade names and backlog acquired in connection with business combinations), acquisition-related inventory adjustments, acquisition-related expenses, restructure charges and integration expenses, changes in the fair value of contingent consideration, (gains) losses from changes in currency exchange rates, COVID-19 expenses, amortization of debt discount and other costs and other infrequent or unusual items. While amortization of acquisition-related intangible assets is excluded, the revenues from acquired companies is reflected in our non-GAAP measures and these intangible assets contribute to revenue generation. Management believes the presentation of operating results that exclude certain items provides useful supplemental information to investors and facilitates the analysis of the Company's core operating results and comparison of operating results across reporting periods. Management also uses adjusted EBITDA, which represents GAAP net income (loss), adjusted for net interest expense, income tax expense, depreciation and amortization expense, share-based compensation expense, acquisition-related inventory adjustments, acquisition-related expenses, restructure charges and integration expenses, changes in the fair value of contingent consideration, COVID-19 expenses and other infrequent or unusual items.
Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, as they exclude important information about our financial results, as noted above. The presentation of these adjusted amounts varies from amounts presented in accordance with GAAP and therefore may not be comparable to amounts reported by other companies. In addition, adjusted EBITDA does not purport to represent cash flow provided by, or used in, operating activities in accordance with GAAP and should not be used as a measure of liquidity. Investors are encouraged to review the "Reconciliation of GAAP to Non-GAAP Measures" tables below.

About SMART Global Holdings – SGH

At SGH, our companies are united by a drive to raise the bar, execute with discipline and focus on what's next for the technologies that support and advance the world. Across computing, memory and LED lighting solutions, we build long-term strategic partnerships with our customers.

Backed by a proven leadership team, we operate with excellence around the globe while unlocking new avenues of growth for our business and industry.

Learn more about us at SGHcorp.com.

SMART Global Holdings, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)

	Three Months Ended			Six Month Ended
	Feb 25, 2022	Nov 26, 2021	Feb 26, 2021	Feb 25, 2022	Feb 26, 2021
Net sales:
Memory Solutions	$260,081	$239,401	$218,597	$499,482	$444,421
Intelligent Platform Solutions	82,257	118,654	85,412	200,911	151,284
LED Solutions	106,833	111,889	—	218,722	—
Total net sales	449,171	469,944	304,009	919,115	595,705
Cost of sales	336,458	347,743	250,553	684,201	489,606
Gross profit	112,713	122,201	53,456	234,914	106,099

Operating expenses:
Research and development	18,794	17,657	8,852	36,451	15,816
Selling, general and administrative	53,114	52,550	31,664	105,664	69,720
Change in fair value of contingent consideration	24,000	17,200	—	41,200	—
Total operating expenses	95,908	87,407	40,516	183,315	85,536
Operating income	16,805	34,794	12,940	51,599	20,563

Non-operating (income) expense:
Interest expense, net	4,462	5,106	4,365	9,568	7,518
Other non-operating (income) expense	1,785	1,235	1,531	3,020	699
Total non-operating (income) expense	6,247	6,341	5,896	12,588	8,217
Income before taxes	10,558	28,453	7,044	39,011	12,346

Income tax provision	7,586	7,755	1,200	15,341	4,475
Net income	2,972	20,698	5,844	23,670	7,871
Net income attributable to noncontrolling interest	514	671	—	1,185	—
Net income attributable to SGH	$2,458	$20,027	$5,844	$22,485	$7,871

Earnings per share:
Basic	$0.05	$0.41	$0.12	$0.46	$0.16
Diluted	$0.04	$0.37	$0.12	$0.40	$0.16

Shares used in per share calculations:
Basic	49,522	49,011	48,435	49,267	48,778
Diluted	57,636	54,635	50,407	56,135	50,307

Earnings per share and shares used in per share calculations reflect the impact of the share dividend.

SMART Global Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands)

	Three Months Ended			Six Months Ended
	Feb 25, 2022	Nov 26, 2021	Feb 26, 2021	Feb 25, 2022	Feb 26, 2021
GAAP gross profit	$112,713	$122,201	$53,456	$234,914	$106,099
Share-based compensation expense	1,648	1,731	804	3,379	1,641
Amortization of acquisition-related intangibles	2,582	3,096	647	5,678	1,294
Out of period import tax expense	—	—	4,345	—	4,345
Non-GAAP gross profit	$116,943	$127,028	$59,252	$243,971	$113,379

GAAP operating expenses	$95,908	$87,407	$40,516	$183,315	$85,536
Share-based compensation expense	(8,325)	(8,044)	(4,594)	(16,369)	(14,845)
Amortization of acquisition-related intangibles	(3,247)	(3,247)	(2,766)	(6,494)	(5,533)
Change in fair value of contingent consideration	(24,000)	(17,200)	—	(41,200)	—
Other	(828)	(1,038)	(1,064)	(1,866)	(2,681)
Non-GAAP operating expenses	$59,508	$57,878	$32,092	$117,386	$62,477

GAAP operating income	$16,805	$34,794	$12,940	$51,599	$20,563
Share-based compensation expense	9,973	9,775	5,398	19,748	16,486
Amortization of acquisition-related intangibles	5,829	6,343	3,413	12,172	6,827
Change in fair value of contingent consideration	24,000	17,200	—	41,200	—
Out of period import tax expense	—	—	4,345	—	4,345
Other	828	1,038	1,064	1,866	2,681
Non-GAAP operating income	$57,435	$69,150	$27,160	$126,585	$50,902

GAAP net income attributable to SGH	$2,458	$20,027	$5,844	$22,485	$7,871
Share-based compensation expense	9,973	9,775	5,398	19,748	16,486
Amortization of acquisition-related intangibles	5,829	6,343	3,413	12,172	6,827
Change in fair value of contingent consideration	24,000	17,200	—	41,200	—
Out of period import tax expense	—	—	3,358	—	3,358
Amortization of debt discount and other costs	2,296	2,210	2,098	4,506	4,160
Foreign currency (gains) losses	1,408	1,467	843	2,875	201
Other	1,481	1,038	1,064	2,519	2,681
Estimated tax effects of non-GAAP adjustments	126	(1,752)	(84)	(1,626)	(20)
Non-GAAP net income attributable to SGH	$47,571	$56,308	$21,934	$103,879	$41,564

SMART Global Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	Feb 25, 2022	Nov 26, 2021	Feb 26, 2021	Feb 25, 2022	Feb 26, 2021
Weighted-average shares outstanding - Diluted:
GAAP weighted-average shares outstanding	57,636	54,635	50,407	56,135	50,307
Adjustment for capped calls	(2,759)	(2,583)	—	(2,670)	—
Non-GAAP weighted-average shares outstanding	54,877	52,052	50,407	53,465	50,307

Diluted earnings per share:
GAAP diluted earnings per share	$0.04	$0.37	$0.12	$0.40	$0.16
Effect of above adjustments	0.83	0.71	0.32	1.55	0.67
Non-GAAP diluted earnings per share	$0.87	$1.08	$0.44	$1.95	$0.83

Net income attributable to SGH	$2,458	$20,027	$5,844	$22,485	$7,871
Interest expense, net	4,462	5,106	4,365	9,568	7,518
Income tax provision	7,586	7,755	1,200	15,341	4,475
Depreciation expense and amortization of intangible assets	16,077	15,813	8,793	31,890	17,160
Share-based compensation expense	9,973	9,775	5,398	19,748	16,486
Change in fair value of contingent consideration	24,000	17,200	—	41,200	—
Out of period import tax expense	—	—	4,345	—	4,345
Other	1,481	1,038	1,064	2,518	2,681
Adjusted EBITDA	$66,037	$76,714	$31,009	$142,750	$60,536

Weighted average shares outstanding and diluted earnings per share reflect the impact of the share dividend.

SMART Global Holdings, Inc.
Consolidated Balance Sheets
(In thousands)

As of	February 25, 2022	August 27, 2021
Assets
Cash and cash equivalents	$365,768	$222,986
Accounts receivable, net	385,925	313,393
Inventories	334,148	363,601
Other current assets	45,876	50,838
Total current assets	1,131,717	950,818
Property and equipment, net	149,059	156,266
Operating lease right-of-use assets	35,816	40,869
Intangible assets, net	88,887	101,073
Goodwill	73,413	74,255
Other noncurrent assets	29,621	21,517
Total assets	$1,508,513	$1,344,798

Liabilities and Equity
Accounts payable and accrued expenses	$440,983	$484,107
Current debt	6,425	25,354
Other current liabilities	86,396	74,337
Total current liabilities	533,804	583,798
Long-term debt	483,911	340,484
Acquisition-related contingent consideration	101,700	60,500
Noncurrent operating lease liabilities	27,047	32,419
Other noncurrent liabilities	7,139	8,673
Total liabilities	1,153,601	1,025,874

Commitments and contingencies

SMART Global Holdings shareholders’ equity:
Ordinary shares	1,535	1,504
Additional paid-in-capital	423,136	396,120
Retained earnings	207,272	184,787
Treasury shares	(53,440)	(50,545)
Accumulated other comprehensive income (loss)	(229,676)	(221,615)
Total SGH shareholders’ equity	348,827	310,251
Noncontrolling interest in subsidiary	6,085	8,673
Total equity	354,912	318,924
Total liabilities and equity	$1,508,513	$1,344,798

SMART Global Holdings, Inc.
Consolidated Statements of Cash Flows
(In thousands)

	Three Months Ended			Six Months Ended
	Feb 25, 2022	Nov 26, 2021	Feb 26, 2021	Feb 25, 2022	Feb 26, 2021
Cash flows from operating activities:
Net income	$2,972	$20,698	$5,844	$23,670	$7,871
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation expense and amortization of intangible assets	16,077	15,813	8,793	31,890	17,160
Amortization of debt discount and issuance costs	2,438	2,332	2,191	4,770	4,307
Share-based compensation expense	9,973	9,775	5,398	19,748	16,486
Change in fair value of contingent consideration	24,000	17,200	—	41,200	—
Amortization of operating lease right-of-use assets	2,417	2,548	1,500	5,245	2,913
Other	1,533	(192)	994	1,341	981
Changes in operating assets and liabilities:
Accounts receivable	(39,526)	(36,053)	12,012	(75,579)	10,082
Inventories	(13,225)	39,640	(41,053)	26,415	(28,134)
Other current assets	6,132	(932)	(9,849)	5,200	(19,126)
Accounts payable and accrued expenses	22,105	(53,751)	35,780	(31,646)	45,921
Operating lease liabilities	(2,075)	(2,141)	(1,238)	(4,496)	(2,742)
Deferred income taxes, net	(656)	209	49	(447)	271
Net cash provided by operating activities	32,165	15,146	20,421	47,311	55,990

Cash flows from investing activities:
Capital expenditures and deposits on equipment	(7,376)	(12,766)	(20,151)	(20,142)	(34,795)
Other	(81)	(611)	151	(692)	167
Net cash used for investing activities	(7,457)	(13,377)	(20,000)	(20,834)	(34,628)

Cash flows from financing activities:
Proceeds from debt	270,775	—	11,439	270,775	11,439
Proceeds from borrowing under line of credit	24,000	60,000	23,000	84,000	42,500
Proceeds from issuance of shares	2,431	5,029	2,546	7,460	5,651
Repayments of debt	(125,000)	—	(23,000)	(125,000)	—
Repayments of borrowings under line of credit	(59,000)	(50,000)	—	(109,000)	(42,500)
Distribution to noncontrolling interest	(3,773)	—	—	(3,773)	—
Payments to acquire ordinary shares	(230)	(2,666)	(44,481)	(2,895)	(47,964)
Other	(3,840)	—	—	(3,841)	—
Net cash provided by (used for) financing activities	105,363	12,363	(30,496)	117,726	(30,874)

Effect of changes in currency exchange rates on cash and cash equivalents	2,647	(4,068)	5,781	(1,421)	(1,496)
Net increase (decrease) in cash and cash equivalents	132,718	10,064	(24,294)	142,782	(11,008)
Cash and cash equivalents at beginning of period	233,050	222,986	164,097	222,986	150,811
Cash and cash equivalents at end of period	$365,768	$233,050	$139,803	$365,768	$139,803

Investor Contact:	PR Contact:
Suzanne Schmidt	Valerie Sassani
Investor Relations	VP of Marketing and Communications
+1-510-360-8596	+1-510-941-8921
ir@sghcorp.com	pr@sghcorp.com